OTHER INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
OTHER INCOME, NET
Investment income, net	¥ 950,332		¥ 795,804	¥ 487,724
Government grants	762,070		668,372	1,059,907
Net gain (loss) on disposal of property, plant and equipment and intangible assets	(629)		653	(467)
Others	157,527		103,758	155,250
Total	¥ 1,869,300	$ 263,285	¥ 1,568,587	¥ 1,702,414